SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2011
Date of Report (Date of earliest event reported)

FREEDOM ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-25474
(Commission File Number)

56-2291458
(I.R.S. Employer Identification No.)

11372 United Way, Orlando, FL  32819
(Address of principal executive offices)

(407) 905-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm.

Effective March 14, 2011, the Registrant dismissed Averett, Warmus, Durkee, Osborn, Hennings, CPAs, which firm did not audit Registrant’s financial statements but performed a review on September 30, 2010.  The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

Averett, Warmus, Durkee, Osborn, Hennings, CPAs did not issue any audit reports on the financial statements for any years.

During the period November 8, 2010 through March 14, 2011 through the date of the termination of Averett, Warmus, Durkee, Osborn, Hennings, CPAs there have been no disagreements with Averett, Warmus, Durkee, Osborn, Hennings, CPAs(as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Averett, Warmus, Durkee, Osborn, Hennings, CPAs, would have caused them to make reference thereto in their report on financial statements for such years.

During the period November 8, 2010 through March 14, 2011 through the date of the dismissal of Averett, Warmus, Durkee, Osborn, Hennings, CPAs, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Averett, Warmus, Durkee, Osborn, Hennings, CPAs with a copy of this Current Report on Form 8-K, and requested that Averett, Warmus, Durkee, Osborn, Hennings, CPAs furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether Averett, Warmus, Durkee, Osborn, Hennings, CPAs agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  The Registrant has received the requested letter from Averett, Warmus, Durkee, Osborn, Hennings, CPAs, and a copy of Averett, Warmus, Durkee, Osborn, Hennings, CPAs’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm.

On March 14, 2011, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged GBH CPAs, PC as its independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ended December 31, 2010 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2011.

During the two fiscal years ended December 31, 2009 and 2008, and through the date of the engagement of GBH CPAs, PC, neither the Registrant nor anyone on its behalf has consulted with GBH CPAs, PC, regarding either:

(a)
The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that GBH CPAs, PC, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 The following exhibits are furnished as part of this report:

(d)            Exhibits
Number           Description

16.1
Letter of Averett, Warmus, Durkee, Osborn, Hennings, CPAs, dated March 14, 2011, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Environmental Services, Inc.

/s/ Michael S. Borish
Michael S. Borish
President, CEO & CFO

Date: March 15, 2011

EXHIBIT INDEX

Number	Description

16.1	Letter of Averett, Warmus, Durkee, Osborn, Hennings, CPAs, dated March 10, 2011, regarding change in independent registered public accounting firm.